UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma combined financial statements are provided for informational purposes only and do not purport to represent what the actual combined results of operations or the combined financial position of the combined company would be had the Acquisition Transaction occurred on the dates assumed, nor are they necessarily indicative of future combined results of operations or combined financial position. The unaudited combined financial statements do not reflect any cost savings or synergies that the management of Bionik Laboratories Inc. and Bionik Laboratories Corp. could have achieved if they were together through this period.

The unaudited pro forma combined statements of operations for the periods presented give effect to the Acquisition Transaction and The Offering as if they had been consummated on April 1, 2013 the start of the March 31, 2014 year end and at April 1, 2014 the starting period of the nine months ended December 31, 2014, the beginning of the earliest period presented. The unaudited pro forma balance sheets give effect to the Acquisition Transaction as if they had occurred on the dates of those balances sheets.

The effects of the Acquisition Transaction have been prepared using the purchase method of accounting and applying the assumptions and adjustments described in the accompanying notes.

We describe the assumptions underlying the pro forma adjustments in the accompanying notes, which should also be read in conjunction with these unaudited pro forma financial statements. Please read this information in conjunction with:

•	The audited financial statements of Bionik Laboratories Inc. at March 31, 2014 and 2013.

•	The unaudited financial statements of Bionik Laboratories Inc. for the nine months ended December 31, 2014 and 2013.

•	The unaudited financial statements of Bionik Laboratories Corp. (then known as Drywave Technologies Inc.) included in its Quarterly Report on Form 10-Q at March 31, 2014 and 2013

•	The unaudited financial statements of Bionik Laboratories Corp. (then known as Drywave Technologies Inc.) included in its Quarterly Report on Form 10-Q at September 30, 2014 and 2013.

The audited pro forma combined financial statements should be read in conjunction with the information contained in the Current Report on Form 8-K.

Bionik Laboratories Corporation

Pro Forma Combined Statements of Financial Position

As at December 31, 2014 and September 30, 2014

Expressed in US $

(Unaudited)

				Pro Forma	Pro Forma
	December 31, 2014	September 30, 2014	Note	Adjustment	Consolidated
	Bionik Laboratories Inc.	Drywave Technologies Inc.

Assets
Current assets:
Cash and cash equilvents	209,933	8,787	(a)	5,332,042	5,541,975
			(d)	(8,787)
Prepaid and other receivables	81,130	-		-	81,130
Due from related parties	44,986	-		-	44,986
Total current assets	336,049	8,787		5,323,255	5,668,091
Equipment	77,922	-		-	77,922
Total Assets	413,971	8,787		5,323,255	5,746,013

Liabilities
Current liabilities:
Accounts payable and accrued expenses	308,947	3,585	(c)	150,000	458,947
			(d)	(3,585)
Accrued liabilities	155,463	-		-	155,463
Due to related party	-	20,874	(d)	(20,874)	-
Total current liabilities	464,410	24,459		125,541	614,410

Stockholders' equity (deficit):
Common stock,	4,837,844	116,218	(b.1)	(116,218)	10,169,886
			(a)	5,332,042
Additional paid-in capital	148,349	(91,005)	(b.2)	91,005	148,349
Deficit accumulated during the development stage	(5,053,982)	(40,885)	(b.3)	40,885	(5,203,982)
			(c)	(150,000)
Accumulated other comprehensive income	17,350	-		-	17,350
Total stockholders' equity (deficit)	(50,439)	(15,672)		5,197,714	5,131,603

Total Liabilities and Stockholders' Equity (Deficit)	413,971	8,787		5,323,255	5,746,013

Bionk Laboratories Corp.

Pro Forma Consolidated Statements of Operations and Comprehensive Loss

Expressed in US $

For the Nine months ended December 31, 2014 and September 30, 2014

(Unaudited)

	12/31/2014	9/30/2014
	9months	9 months
	Bionik Labratories Inc.	Drywave Technologies Inc.	Note	Pro Forma Adjustment	Pro Forma Consolidated

Revenue - related party	-	4,500			4,500
					-
Operating expenses:					-
Research and development	1,178,837	-			1,178,837
Professional and consulting fees	601,491	-	(c)	150,000	751,491
General and administrative	549,947	10,362			560,309
Imputed Interest	27,677	-			27,677
Interest	6,212	-			6,212
Depreciation	34,036	-			34,036
Other income	(46,026)	-			(46,026)
Stock based compensation expense	112,573	-			112,573
Total operating expenses	2,464,747	10,362	-	150,000	2,625,109
					-
Income (loss) from operations	(2,464,747)	(5,862)	-	150,000	(2,620,609)
					-
Other income (expense):					-
Foreign Exchange	24,390	-			24,390
Miscellaneous income	-	-			-
Interest expense	-	-			-
Total other income (expense)	24,390	-			24,390
					-
Net income (loss)	(2,489,137)	(5,862)	$-	150,000	(2,596,219)
					-
Net income (loss) per common share - basic	(0.16)	(0.00)			(0.04)

Weighted average number of common shares outstanding - basic and diluted	15,358,291	116,218,383			63,750,750

Bionik Laboratories Corporation

Pro Forma Combined Statements of Financial Position

As at March 31, 2014

Expressed in US $

(Unaudited)

				Pro Forma	Pro Forma
	March 31 2014	March 31 2014	Note	Adjustment	Consolidated
	Bionik Laboratories Inc.	Drywave Technologies Inc.

Assets
Current assets:
Cash and cash equilvents	3,482	5,877	(a)	5,332,042	5,335,524
			(d)	(5,877)
Prepaid and other receivables	505,787	-			505,787
Due from related parties	-	-			-
Total current assets	509,269	5,877		5,326,165	5,841,311
Equipment	6,752	-			6,752
Total Assets	516,021	5,877		5,326,165	5,848,063

Liabilities
Current liabilities:
Accounts payable and accrued expenses	120,751	150	(c)	150,000	270,751
			(d)	(150)
Accrued liabilities	128,739	-			128,739
Convertible secured promissory note	119,112	-			119,112
Loans payable	772,146	-			772,146
Due to related party	149,899	16,454	(d)	(16,454)	149,899
Total current liabilities	1,290,647	16,604		133,396	1,440,647

Commitments and Contingencies (Note 8)

Stockholders' equity (deficit):
Common stock,	1,658,585	116,218	(b.1)	(116,218)	6,990,627
			(a)	5,332,042
Additional paid-in capital	114,284	(91,005)	(b.2)	91,005	114,284
Deficit accumulated during the development stage	(2,589,235)	(35,940)	(b.3)	35,940	(2,739,235)
				(150,000)
Accumulated other comprehensive income	41,740	-		-	41,740
Total stockholders' equity (deficit)	(774,626)	(10,727)		5,192,769	4,407,416
					-
Total Liabilities and Stockholders' Equity (Deficit)	516,021	$5,877		5,326,165	5,848,063

Bionk Laboratories Corp.

Pro Forma Consolidated Statements of Operations and Comprehensive Loss

Expressed in US $

For the Year ended March 31 2014

(Unaudited)

	12 months	12 months
	Bionik Labratories Inc.	Drywave Technologies Inc.	Note	Pro Forma Adjustment	Pro Forma Consolidated

Revenue - related party	-	5,500			5,500
					-
Operating expenses:					-
Research and development	937,426	-			937,426
Professional and consulting fees	574,875	-	(c)	150,000	724,875
General and administrative	302,353	16,644			318,997
Imputed Interest	101,985	-			101,985
Interest	28,629	-			28,629
Depreciation	1,772	-			1,772
Other income	(495,271)	-			(495,271)
Total operating expenses	1,451,769	16,644	-	150,000	1,618,413
					-
Income (loss) from operations	(1,451,769)	(11,144)	-	150,000	(1,612,913)
					-
Other income (expense):					-
Foreign Exchange	(18,284)	-			(18,284)
Miscellaneous income	-	-			-
Interest expense	-	-			-
Total other income (expense)	(18,284)	-			(18,284)
					-
Net income (loss)	(1,433,485)	(11,144)	-	150,000	(1,631,197)
					-
Net income (loss) per common share - basic	(0.12)	(0.00)			(0.03)

Weighted average number of common shares outstanding - basic and diluted	11,612,900	116,218,383	(a)		63,750,750

Bionik Laboratories Corp.

Notes to Pro Forma Combined Financial Statements

(Expressed in US $)

(Unaudited)

1.	The Transaction

On February 26, 2015, Bionik Laboratories Inc. (“BLI”), a private a company existing under the laws of Canada, was acquired by a wholly-owned subsidiary (“Acquireco”) of Bionik Laboratories Corp. (“BLC”), a Delaware corporation (the “Acquisition Transaction”), and raised an aggregate of $6,188,600 of Units, each Unit consisting of one share of common stock of BLC and one warrant to purchase a share of common stock at $1.40 per share (the “Offering”). The Acquisition Transaction was accounted for as a reverse merger whereby BLI was deemed to have acquired BLC for accounting purposes only.

Also on February 26, 2015, BLI created a new class of exchangeable shares (the “Exchangeable Shares”), which were issued to the existing common shareholders of BLI in exchange for all of their outstanding common shares, all of which were cancelled (the “Exchangeable Share Transaction”).

Pursuant to the rights and privileges of the Exchangeable Shares, the holders of such Exchangeable Shares maintain the right to (i) receive dividends equal to, and paid concurrently with, dividends paid by BLC to the holders of its common stock; (ii) vote, through a share of Special Voting Preferred Stock issued by BLC, on all matters that the holders of common stock of BLC are entitled to vote upon; and (iii) receive shares of common stock upon the liquidation or insolvency of BLC upon the redemption of the Exchangeable Shares by Acquireco.

As a result of the Acquisition Transaction, the Exchangeable Share Transaction and the Offering, as of February 26, 2015:

(a)	BLC had outstanding:

(i)	6,000,000 shares of common stock held by its existing shareholders (of which 1,905,700 shares of common stock are subject to forfeiture depending on whether any additional amounts are subsequently raised in the Offering and
(ii)	7,735,750 shares of common stock issued to investors in the Offering,

(b) BLC reserved 50,000,000 shares of common stock which may be issued upon the exchange of up to 50,000,000 Exchangeable Shares held by the existing shareholders of BLI, which Exchangeable Shares vote with the common stock of BLC as if converted into common stock on a one-for-one basis through the issuance of a single share of The Special Voting Preferred Stock of BLC,

Bionik Laboratories Corp.

Notes to Pro Forma Combined Financial Statements

(Expressed in US $)

(Unaudited)

(c) BLC issued 7,735,750 four-year warrants exercisable at a price per share of $1.40, to the investors in the Offering and;

(d) BLC issued 773,575 four-year warrants to the brokers in the Offering.

The Acquisition Transaction will constitute a reverse merger of BLC under the policies of Financial Industry Regulatory Authority. The total number of shares in BLI before the transaction was 15,894,412 and these shares were converted at a ratio of 3.14576 to 50,000,000 Exchangeable Shares, which represent the right to vote and to receive 50,000,000 shares of the common stock of BLC. With the existing shares in BLC before the transaction of 6,000,000, the shares issued in the Offering and the Exchangeable Shares, there are an aggregate of 63,735,750 shares of common stock of BLC outstanding (or in the case of the Exchangeable Shares, deemed to be outstanding) in BLC upon completion of the Acquisition Transaction.

2.	Basis of Presentation

The unaudited pro forma combined financial information for BLC as at and for the nine month period ended December 31, 2014 and year ended March 31, 2014, respectively, has been prepared by management to reflect the Acquisition Transaction of BLC by BLI as described in note 1.

The audited pro forma combined financial information that follows for the year ended March 31, 2014 has been derived from the historical audited financial statements of BLI for the year ended March 31, 2014 and from the Quarterly Reports on Form 10-Q of BLC (then known as Drywave Technologies Inc.) as at March 31, 2014 and for the period ended March 31, 2014.

The unaudited pro forma combined financial information that follows for the nine months ended December 31, 2014 has been derived from BLI unaudited financial statements for this period and the September 30, 2014 information from the Quarterly Report on Form 10-Q of BLC (then known as Drywave Technologies Inc.) as at September 30, 2014.

Certain adjustments have been made while combining the two companies which are detailed in note 3. The pro forma adjustments are based on available information and assumptions that BLC believes are reasonable. Such adjustments are estimates and are subject to change.

Bionik Laboratories Corp.

Notes to Pro Forma Combined Financial Statements

(Expressed in US $)

(Unaudited)

The unaudited pro forma combined financial statement of operations for the year ended March 31, 2014 and period ended December 31, 2014 have been prepared as if the Acquisition Transaction happened at April 1, 2013 and 2014, respectively, the first day of the year and period then presented.

The Acquisition Transaction will be accounted for as a reverse acquisition in accordance with the Financial Accounting Standards Board (ASC 805, Business Combinations). BLC’s management has evaluated the guidance contained in ASC 805 with respect to the identification of the acquirer in the Acquisition Transaction and concluded, based on a consideration of the pertinent facts and circumstances, that BLI will acquire BLC for financial accounting purposes. Accordingly, the Acquisition Transaction has been accounted for in the unaudited pro forma combined financial statements as a continuation of the financial statements of BLC together with an exchange of shares, to the former shareholders of BLI and a re-capitalization of the equity of BLC.

Accordingly, the Acquisition Transaction has been accounted for in the unaudited pro forma combined financial statements as a continuation of the financial statements of BLI, together with the exchanged shares of BLI to BLC, totaling 50,0000,000, the existing shares of BLC totaling 6,000,000, and new shareholders of BLC totaling 7,735,750, for a total of 63,735,750 common shares outstanding.

3.	Pro Forma Assumptions and Adjustments

The unaudited pro forma combined financial statements give effect to the following assumptions and adjustments:

(a)	On February 26, 2015, BLC issued 7,735,750 shares of common stock along with 7,734,750 warrants exercisable at $1.40 for four years, for net proceeds of $5,383,734. This issuance includes the conversion of the $500,000 loan received in early 2015.

(b)	Eliminates the capital stock, additional paid in capital and deficit of BLC.

(c)	The company has accrued for an additional $150,000 of costs that may reduce the net proceeds for invoices related to this transaction that have not yet been presented.

(d)	To eliminate the cash, accounts payable and related party payables from BLC that will be assumed by the prior shareholders of Drywave Technologies Inc.